UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2021
JAMF HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39399	82-3031543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Washington Ave S, Suite 1100 Minneapolis, MN		55401
(Address of principal executive offices)		(Zip Code)
(612) 605-6625
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☒ Emerging growth company
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	JAMF	The NASDAQ Stock Market LLC

Item 8.01 Other Events.
Jamf Holding Corp. (the “Company”) is filing this Current Report on Form 8-K (the “Form 8-K”) to update the historical financial information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 (the "2020 Form 10-K"), as filed with the Securities and Exchange Commission (“SEC”) on March 4, 2021 and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Q1 2021 Form 10-Q”), as filed with the SEC on May 11, 2021, to reflect the correction of immaterial errors. As previously disclosed in the Quarterly Report on Form 10-Q for the period ended June 30, 2021 (“Q2 2021 Form 10-Q”), as filed with the SEC on August 20, 2021, the Company revised previously issued consolidated financial statements to correct immaterial errors related to certain commissions that were incorrectly capitalized in prior periods and other immaterial errors. This Form 8-K will permit the Company to incorporate the recast financial statements by reference, or otherwise, in future SEC filings. The information in this Form 8-K is not an amendment to the 2020 Form 10-K, the Q1 2021 Form 10-Q or a restatement of the financial statements included therein.
The Company has recast the following portions of the 2020 Form 10-K:
•Part II. Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations
•Part II. Item 8 Financial Statements and Supplementary Data
The Company has recast the following portions of the Q1 2021 Form 10-Q:
•Part I. Item 1 Financial Statements
•Part I. Item 2 Management’s Discussion and Analysis of Financial Condition and Results of Operations

No items in the 2020 Form 10-K or Q1 2021 Form 10-Q other than those identified above are being updated by this filing. Information in the 2020 Form 10-K is generally stated as of December 31, 2020 and information in the Q1 2021 Form 10-Q is generally stated as of March 31, 2021 and the exhibits filed herewith do not reflect any subsequent information or events other than the correction of immaterial errors noted above. Without limiting the foregoing, the exhibits filed herewith do not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Fiscal 2020 Form 10-K or Q1 2021 Form 10-Q for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the correction of immaterial errors described above. More current information is contained in the Q2 2021 Form 10-Q and the Company’s other filings with the SEC. This Form 8-K and the exhibits filed herewith should be read in conjunction with the 2020 Form 10-K, the Q1 2021 Form 10-Q, the Q2 2021 Form 10-Q and any other documents the Company has filed with the SEC subsequent to March 4, 2021. The documents filed by the Company subsequent to the 2020 Form 10-K and Q1 2021 Form 10-Q, as applicable, contain information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 200 Form 10-K and Q1 2021 Form 10-Q, as applicable. For a discussion of events and developments subsequent to the filing of the 2020 Form 10-K and Q1 2021 Form 10-Q, please refer to the Company’s SEC filings since that date.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP
99.1	Updates to the Company's Annual Report on Form 10-K for the Year Ended December 31, 2020
Part II. Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8 Financial Statements and Supplementary Data
99.2	Updates to the Company’s Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2021
Part I. Item 1 Financial Statements
Part I. Item 2 Management’s Discussion and Analysis of Financial Condition and Results of Operations

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMF HOLDING CORP.
Date: August 27, 2021	By:	/s/ Jeff Lendino
	Name:	Jeff Lendino
	Title:	Chief Legal Officer